Exhibit 99.1

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[LOGO]

Valeritas, LLC

Delivering Quality of Life

September 2006

Safe Harbor Statement

•                              This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Paramount, Valeritas and their combined business after completion of the proposed business combination. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Paramount’s and BioValve’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the medical device business, including changes in medicare reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition from or introduction of new and superior products by other providers of drug delivery technologies and pharmaceuticals; timing, approval and market acceptance of new product introductions; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The information set forth herein should be read in light of such risks. Neither Paramount nor Valeritas assumes any obligation to update the information contained in this presentation.

•                              Additional information concerning the transaction is included in the Current Report on Form 8-K filed on August 28, 2006 by Paramount with the Securities and Exchange Commission (the “SEC”). A stockholder meeting will be announced soon to obtain stockholder approval for the transactions. Paramount intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the transaction, which will be mailed to Paramount’s stockholders. PARAMOUNT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AGREEMENT, PARAMOUNT AND VALERITAS. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from Paramount, at 787 7th Avenue, 48th Floor, New York, NY 10019.

•                              Paramount, BioValve and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount, BioValve and their respective officers and directors in the proposed transaction by reading Paramount’s proxy statement, which will be filed with the SEC.

Valeritas At A Glance

•                  Medical technology company developing proprietary, therapeutically beneficial drug delivery systems with a focus on metabolic diseases

•                  Initial target: the $19 billion worldwide diabetes market

•                  Lead product: FDA-approved h-Patch™ for insulin delivery

•                  First single-use, fully disposable basal/bolus system to deliver insulin therapy

•                  Physiologically accurate and simple to use

•                  Projected launch: 2H 2007

•                  Broad pipeline of additional drug delivery technologies that can be applied to a range of other metabolic disorders

•                  Multiple internal combination product in development

•                  Strategy includes partnerships and out-licensing outside our therapeutic focus

Valeritas At A Glance

•                  Proven, incentive driven management team

•                  Multiple partnerships with global pharmaceutical companies

•                  Publicly-traded following transaction with Paramount Acquisition Corp.

•                  Expected close January 2007

•                  Solid cash position: $43.5 million (pro-forma)

•                  Strong IP position: 17 patents issued; 82 patents pending

Initial Target Market: Type 2 Diabetes

•                  $19 Billion total worldwide market

•                  $17 Billion in drugs

•                  $2 Billion in devices

•                  Approximately 177 Million suffer from diabetes worldwide

•                  Type 2 market growth being driven by obesity and aging

•                  WHO estimates that 90% of Type 2 diabetics are obese

•                  In 2005, CDC estimated total prevalence of diabetes was 20.8M people, or almost 7% of U.S. population

•                  Approx. 1.5 million Type I patients, growing 1% per year

•                  Approx. 19.3 million Type 2 patients, growing 12% per year

•                  Type 2 patient characteristics

•                  Patients transitioning from orals (OAD) to insulin

•                  Generally older patients who have difficulty performing insulin injections

•                  Average age 50-60 years old, but range from 18-90 years old

•                  Patients poorly controlled on >1 shot/day

•                  Multiple daily injection patients have trouble with compliance

•                  Non-compliance often leads to complications (e.g., amputation, heart disease, neuropathy, retinopathy, foot ulcers, etc.)

Diabetes Market Opportunity

Type 2 Therapy Progression: Current Paradigm

[CHART]

h-Patch Target Market = 6.5M U.S. Patients

Target Patient Characteristics

•                  Patients poorly controlled on >1 shot Insulin / day

•                  Multiple daily injection patients having difficulty with compliance

•                  Older patients who have difficulty performing insulin injections

•                  Patients transitioning from orals (OAD) to insulin

h-Patch Benefits

•                  Simplify more intensive therapy

•                  Improve convenience

•                  Simple button operation, no visuals

•                  Less intimidating alternative

Source: Company Estimates

Today’s Type 1 Pumps

[GRAPHIC]

Target Type 1 Market Characteristics

•                  1 – 2 million Type 1 diabetics (5% - 10% of total)

•                  Educated, motivated patient population

•                  Crowded landscape with little pump differentiation

•                  Intensive patient support requirements

•                  Relatively price insensitive – limited alternatives

•                  Trend towards increased pump / sensor integration

•                  Restrictive tubing and infusion sets

h-patch: Type 1 Control for the Type 2 Patient

[GRAPHIC]

Target Type 2 Market Characteristics

•                  18 – 19 million Type 2 diabetics (90% - 95% of total)

•                  Older and often obese patient

•                  Many different inadequate therapies

•                  Patients often manage disease passively

•                  Cost-conscious reimbursement environment

•                  Trend to increase compliance through simplicity

The h-patch Type 2 Solution

h-patch Key Advantages

•                  Lower Cost

•                  Simplicity

•                  Discretion

•                  Convenience

•                  Reliability

Diabetes Therapy

A Large and Growing Market

Over time, nearly 50% of Type 2 patients will require insulin therapy to control their hyperglycemia(2)

[GRAPHIC]

Significant Market Opportunity with a Simplified Insulin Therapy

•                  Fills a major gap that exists with current delivery options

•                  Facilitates earlier transition for patients failing oral anti-diabetics

•                  Improves compliance and utilization for insulin therapy

h-Patch™

Valeritas’ lead product for insulin delivery

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
1) Remove Adhesive Liner	2) Apply and Press Start	3) Simple & Discrete Bolus	4) Remove after 24-hours	5) Safe Disposal

•                  510K predicate device: FDA clearance

•                  Small, micro-infusion patch for discrete drug delivery into subcutaneous tissue

•                  Combines advantages of transdermal patches with accuracy and flexibility of conventional ambulatory pumps to help bridge the gap between pens and more complicated pump therapy

•                  Physiologically correct method of insulin delivery:

•                  Basal: Delivers continuous insulin dosing for 24 hours

•                  Bolus: Enables patient to deliver a selected dose at meal times to better manage postprandial blood glucose*

Valeritas initial target market: 6.5 million U.S. patients

Top-of-Mind Physician Reactions

“At first I thought it was complicated. But once you get over the novelty, it would be a welcomed addition. It mimics physiology.”

“Great idea—can’t believe it has not been thought of before. Will get much better control of A1C.”

“Probably very convenient after patients get the hang of it.”

“Has much promise. Easy to apply. Avoids multiple injections.”

“Good idea, disposable. Will be better accepted for type 2 patients.”

Top-of-Mind Patient Reactions

“It’s small, fairly discrete. It eliminates the problem of when I lose track of time and forget to take my insulin.”

“It’s only one injection a day that delivers both types of insulin, and you can vary the amount administered at meal time.”

“My anxiety about taking insulin has dropped 99%!  You don’t have to see the needle.”

“I think I would be more likely to take insulin if I could have this. I’ve been resisting when my doctor has talked about it.”

“The lack of pain is the biggest thing for me. It’s a fine needle and looks like it wouldn’t be painful.”

“There’s no need to take all the stuff with you when you travel – just this. It’s a lot more convenient.”

Clinical Validation of h-Patch

[CHART]

7-day Novalog study in type 2 subjects removed from Lantus and placed on the h-Patch

More Than 90% of PCPs and ENDOs Indicated That They Would Definitely or Probably Prescribe the h-Patch

[CHART]

Base:  PCPs (n=51); ENDOs (n=38). Q. 23. Assuming that the new product has the same level of formulary coverage as insulin pens do today, how likely are you to prescribe the new product for at least some of your patients?

Economics of Diabetes

Insulin Delivery Cost Comparison

ANNUAL COSTS ASSOCIATED WITH INSULIN DELIVERY TECHNOLOGIES

	ANNUAL INSULIN	ANNUAL COST
DELIVERY METHOD	COST*	SUPPLIES**	TOTAL COST

Syringe-injected insulin	$720-1,164	$288-332	$1,008-1,496

Pen-injected insulin	$1,769-1,845	$336	$2,105-2,181

***CSII	$720-1,164	$1,554-2,160	$3,678-4,234
Includes pump amortization

Valeritas Basal/Bolus Patch	$720-1,164	$1,551-1,825	$2,271-2,989

h-PATCH ECONOMICS

•                                          h-Patch has a first mover advantage and a highly efficient manufacturing process leading to strong profit margins

•                                          Initial target market - 6.5M U.S. Type 2 diabetics

•                                          120 million h-Patch units = 5% of target market = revenue potential of $983 Million

*                                         Annual insulin cost is based on the administration of 50 units of rapid-acting insulin per day, or a monthly consumption of 1,500 units. Prices are based on retail figures accumulated in Seattle, WA

**                                  Annual cost of supplies reflects monthly use of 100 syringes or 100 pen needle tips or the estimated monthly cost of insulin pump infusion sets

***                           Annual cost of pumps include amortization of pump over 5 years less exchange discount

Source: Clinical Diabetes Journal 2002

Economics of Diabetes

Driving Faster Transition to Insulin

•                              Studies show that a three drug oral regimen and an insulin plus metformin regimen resulted in similar glycemic control

•                        Most patients with long-standing diabetes, who no longer respond to 2 oral drugs, will eventually require insulin

[GRAPHIC]

3 ORAL DIABETIC DRUGS

Drug Type	30 day supply
Biguanide (metformin) +	$73
Sulfonylureas combination drug
Thiazolidinedione	$160
TOTAL	$233

Valeritas + METFORMIN

Drug Class	30 day supply

Insulin	$78

Valeritas	$135

Biguanide (metformin)	$30

TOTAL	$243

Studies show that the addition of a thiazolidinedione for patients failing to respond to a sulfonylurea and metformin combination is effective

Switching a patient from three oral diabetic drugs to metformin and Insulin using Valeritas’ delivery technology does not alter the cost significantly.  Additionally, adding CSII using Valeritas’ delivery technology may actually eliminate the need for metformin, resulting in a cost savings.  This would need to be confirmed in clinical studies.

Source: AARP, Mount Sinai Medical School , Diabetes Care 2003

Physicians Exhibit Price Sensitivity if Copay Increases From $20 to $50 Per Prescription

[CHART]

Current basal plus mealtime insulin therapy requires two prescription co-pays per month

h-Patch uses a single insulin resulting in a single co-pay per month

h-Patch™ Rollout Strategy Preparing for 2H 2007 Launch

Initial Phase:

•	Build U.S. sales & marketing team	Ongoing
(initial target: LTC and pharmacy benefit markets)

•	Form Strong Scientific Advisory Board	Ongoing

•	Initiate Phase IV marketing studies	Q4 2006

•	Scale-up of existing pilot manufacturing facility	Q4 2006

• Initial capacity: 5-8 million units

•	Complete Phase IV studies	1H2007

•	h-Patch U.S. market introduction	2H 2007

•	Large scale manufacturing facility	2H 2008

• Initial capacity: 100 million units

h-Patch™ Rollout Strategy Preparing for 2H 2007 Launch

Second Phase:

•	Expand sales force	2008
	(to target PCPs and high-insulin prescribing endocrinologists)

•	Pursue reimbursement	2008

•	Sign co-marketing deal with global partner and expand worldwide	2008

•	Launch of second generation, pre-filled insulin h-Patch	2009

Valeritas Key Milestones

•                  Close of transaction; anticipated Nasdaq listing

•                  Build-up of key infrastructure

•                  Prepare for launch of h-PatchTM

•                  Expand utility of h-PatchTM to other pharmaceuticals and dual therapy regimens

•                  Establish partnerships for pipeline of delivery technologies

Broad Drug Delivery Portfolio

Proven Capabilities and Numerous Global Pharma Partnerships

Simple Solutions To Complex Problems

[GRAPHIC]	•	Delivery of high viscosity antibody based drugs
	•	Co-therapy of injectable drugs in a single device
	•	Extended release of large solution drugs

[GRAPHIC]	•	Delivery of large molecules previously limited by transdermals
	•	No pain or sensation on delivery
	•	Very low cost of manufacture
	•	Current internal programs in development
• PTH
• Desmopressin
• GLP-1

[GRAPHIC]	•	Delivery of home injectable medications for chronic indications
	•	Enhance delivery of vaccines
	•	Simpler to use than a pen and eliminates sharps

Management

Experienced Team with Proven Track Record

Robert Gonnelli

Founded BioValve Technologies,1998. CEO of PDN Investments (manager of early stage companies focused on oncology, neurology, diabetes and medical technologies.) Founder - MCS Medical. Consultant to the boards of directors of Bioject Technologies, Inc. and Peregrine Pharmaceuticals. Former founder/CEO of TSM, Inc. Author and/or coauthor of 92 patents.

Chairman and Chief Executive Officer

Ernie Toth
Chief Financial Officer	Joined BioValve July 2006. Former VP & CFO of Pharmaceutical Formulations Inc.; spent 15 years with MacAndrews and Forbes.

William Van Antwerp	Joined BioValve August 2006. 20+ years experience in insulin pump research and design. Prior CSO of Medtronics MiniMed.
Chief Scientific Officer

Scott Huie	Joined BioValve 2002. Prior VP, Operations for Fusion Medical Technologies. Held positions at Aradigm and Cygnus Therapeutic Systems, Ciba- Geigy and 3M Corporation.
Vice President Operations

John Timberlake	Joined BioValve September 2006. Former VP, Diabetes Marketing for sanofi-aventis and Aventis Pharmaceuticals.
EVP & General Manager of Metabolics

Note: Management team will transition to Valeritas after closing

Steve Levesque	Joined BioValve 2001. More than 25 years experience in medical device and laser optic product development/manufacturing. Former Engineering Project Manager at Harvest Technologies.
Director, Engineering

Daniel Connors

Joined BioValve 2002. More than 20 years experience in pharmaceutical, medical device and combination drug product development/manufacturing. Former Process Development Manager at Baxter Healthcare and Fusion Medical Technologies.

Director, Process Engineering

Peter Larsen	Joined BioValve 2003. More than 18 years experience in pharmaceutical, medical device and healthcare services. Former Director of Global Business development for Baxter Healthcare.
VP, Global Business Development

Note:  Management team will transition to Valeritas after closing

Proposed Transaction

Economic Structure

[CHART]

(1) Net proceeds from initial public offering (and interest earned) held in trust account as of June 30, 2006.

(2) Excludes 425,000 units (each unit consisting of one share and two warrants) that underwriter EarlyBird Capital has an option to buy at $7.50 per unit.

(3) Represents Paramount shares issuable to BioValve upon redemption of its membership interests in Valeritas, LLC.

(4) Assumes that no shares of Paramount common stock are redeemed for cash and represents net cash at closing before payment of remaining transaction expenses.

Transaction Summary

Milestones, Earnouts, Timing

BioValve Earnout on
Key Milestone	Valeritas Milestones

• Conversion of All Paramount Warrants	$15M cash payment
• Royalty on Sales	4% - max $25M payout
• Product Launch	1.00M membership units(1) upon h-Patch
launch or commercial partnership
• Financial Milestones (2)
• 2007: $4M h-Patch Product Sales	1.00M membership units issued
• 2007: $11 Paramount Stock Price	1.00M membership units issued
• 2008: $125M h-Patch Product Sales	1.75M membership units issued
• 2008: $16 Paramount Stock Price	1.50M membership units issued
• 2011: $100.0M EBITDA	4.00M membership units issued
• 2014: $200.0M EBITDA	5.50M membership units issued

(1)                                  Membership units may be redeemed (subject to certain limitations) on a one-for-one basis for newly-issued shares of Paramount stock.

(2)                                  h-Patch Product Sales only qualify if they are specific to the diabetes indication. Paramount stock price targets are based on the last sale price of Paramount_ s common stock equal or exceeding the specified target for any 20 trading days within a 180 trading day period during the calendar year specified. Valeritas will issue to BioValve the number of membership units indicated if the EBITDA  target is met on or before the year indicated.  For example, BioValve will receive in 2010 the 4M shares related to the 3rd EBITDA  milestone if Valeritas achieves $100M of EBITDA in that year.

Balance Sheet Highlights

Strong Financial Position

Consolidated Balance Sheet Data

(In thousands)

Pro Forma
Close of Transaction(1)
Cash and cash equivalents	$43,500

Working capital (deficit)	36,025

Total assets	47,295

Total liabilities	7,590

Total stockholders_ equity (deficit)	39,705

(1)                                  Subject to 6.9M in Valeritas senior bridge notes that may be exchanged at option of noteholders into Paramount common stock at $5.35 per share

Pro-Forma Capitalization

	Common Shares		Fully-Diluted Shares
	(before any option exercise)		(incl. Bridge & Early Bird)
	Shares	% of Total	Shares	% of Total
Common Shares
Paramount Common Shares	2,125,000	10.3%	2,125,000	4.9%
IPO Common Shares	8,500,000	41.4%	8,500,000	19.6%
Overallotment Common Shares	1,275,000	6.2%	1,275,000	2.9%
Earlybird Common Shares			425,000	1.0%
Bridge Loan Conversion Common Shares			1,289,720	3.0%
Total Non-Biovalve Shares	11,900,000	58.0%	13,614,720	31.4%

Biovalve Common Equivalent Shares (1)	8,633,333	42.0%	8,633,333	19.9%

Total Common Shares	20,533,333	100.0%	22,248,053	51.4%

Warrants
IPO Warrants			17,000,000	39.3%
Overallotment Warrants			2,550,000	5.9%
Earlybird Warrants			850,000	2.0%
Bridge Loan Conversion Warrants			644,860	1.5%
Total Common Share Equivalents			21,044,860	48.6%

Total Fully Diluted Shares (before Earnouts)			43,292,912	100.0%

Cash Calculation

Cash from Bridge Loan		NA		$6.0
Cash from EarlyBird Unit Exercise		NA		3.2
Cash from IPO Warrant Exercise		NA		85.0
Cash from Overallotment Warrant Exercise		NA		12.8
Cash from EarlyBird Warrant Exercise		NA		5.3
Cash from Bridge Loan Warrant Exercise		NA		3.5
Less: $15 million milestone on Warrant Exercise		NA		(15.0)
Pro Forma Cash on Balance Sheet ($millions)		$43.5		$144.2

(1)          Biovalve can receive “Earnout Shares” based on hitting pre-defined Sales, EBITDA, and stock price-based milestones from 2007 through 2014.

Valuation: Common Basis	Valuation: Fully-Diluted Basis

Assumed Enterprise Value	Assumed Enterprise Value

+	+

$43.5 Million	$144.2 Million
Cash on Balance Sheet	Cash on Balance Sheet

=	=

Total Common Equity	Total Fully-Diluted Equity
Valuation	Valuation

÷	÷

20.5 Million	43.3 Million
Common Shares	Fully-Diluted Shares

=	=

VALUE OF ONE	VALUE OF ONE
PARAMOUNT SHARE ON	PARAMOUNT SHARE ON
COMMON BASIS	FULLY-DILUTED BASIS

Diabetes Comparables

Diabetes Precedent Transactions

($ in millions)

			Valuation		Multiples						Premiums
			Enterprise	Market	EV / LTM		EV / LTM		Price /		1 Day	1 Week	1 Month
Announced	Target	Acquirer	Value	Value	Revenue		EBITDA		LTM EPS		Premium	Premium	Premium
12/16/2005	Animas Corp.	Johnson & Johnson	$519	$499	6.3	x	273.2	x	NMF		34.6%	37.3%	51.4%
1/12/2004	Therasense	Abbott Laboratories	1,076	1,148	5.1	x	NMF		NMF		31.5%	32.1%	45.6%
2/10/2003	Disetronic Holding AG	Roche Holding AG	1,213	1,199	6.1	x	38.6	x	40.0	x	56.7%	55.0%	46.7%
5/30/2001	MiniMed	Medtronic	3,075	3,280	9.8	x	73.4	x	73.4	x	9.1%	7.3%	17.1%
5/23/2001	Inverness Medical Technology	Johnson & Johnson	1,338	1,388	7.3	x	51.6	x	132.6	x	NA	NA	NA
10/4/2000	Integ Incorporated	Inverness Medical Technology	51	54	NMF		NMF		NMF		35.1%	31.6%	123.2%
3/29/1996	Medisense	Abbott Laboratories	860	906	5.0	x	21.5	x	27.6	x	49.7%	44.6%	45.2%

Mean			$1,162	$1,211	6.6	x	91.7	x	68.4	x	36.1%	34.7%	54.9%
Median			$1,076	$1,148	6.2	x	51.6	x	56.7	x	34.9%	34.7%	46.1%
High			$3,075	$3,280	9.8	x	273.2	x	132.6	x	56.7%	55.0%	123.2%
Low			$51	$54	5.0	x	21.5	x	27.6	x	9.1%	7.3%	17.1%

Source: Company reports, SDC.

Diabetes Peer Comparable Trading Multiples

($ in millions)

					Valuation Metrics
		Price	Market	Enterprise	EV / Revenue
Company	Ticker	08/29/06	Value	Value	LTM		2006		2007		2008		2009		2010

Alkermes	ALKS	$16.46	$1,643	$1,718	8.9	x	8.1	x	7.3	x	6.1	x	4.7	x	3.7	x
Amylin Pharmaceuticals	AMLN	$46.21	$5,621	$5,553	19.2	x	11.1	x	6.9	x	5.2	x	4.0	x	2.9	x
Dexcom	DXCM	$12.87	$363	$312	NMF		NMF		8.6	x	2.7	x	1.3	x	1.3	x
Mannkind	MNKD	$17.60	$866	$720	NMF		NMF		8.4	x	7.7	x	10.7	x	3.2	x
Nektar Therapeutics	NKTR	$17.63	$1,569	$1,531	9.7	x	8.1	x	6.1	x	4.3	x	3.2	x	2.3	x
Novo Nordisk	NOVO’B-KO	$71.82	$24,281	$21,948	3.6	x	3.3	x	3.0	x	2.8	x	2.6	x	2.4	x
Mean					10.3	x	7.7	x	6.7	x	4.8	x	4.4	x	2.7	x
Median					9.3	x	8.1	x	7.1	x	4.7	x	3.6	x	2.7	x

Denotes exclusion from the range.

Source: Thomson Financial, First Call and Datastream estimates.

Valeritas

A Compelling Investment Opportunity

•                  An innovative medical technologies company with a broad IP portfolio initially targeting the fast-growing $19B diabetes market

•                  h-Patch™: a unique once-a-day disposable insulin delivery system:

•                  Competitive advantages: first-mover market advantage; easy to use, cost effective, simple, discrete, convenient, disposable, low-cost manufacturing, broad IP coverage

•                  Rapid market penetration: two-step commercialization strategy with the initial launch of POC fill device in 2007 followed by a more convenient pre-filled insulin h-Patch in 2009

•                  Well-capitalized, fully-integrated business with strong R&D, manufacturing, and growing sales & marketing capabilities

•                  Highly experienced management team

•                  Potential to leverage a rich pipeline of novel drug delivery technologies with numerous applications beyond the diabetes market

Valeritas, LLC

Delivering Quality of Life

September 2006